THE ADVISORS' INNER CIRCLE FUND II

              SMARTGROWTH(R) LIPPER  OPTIMAL CONSERVATIVE INDEX FUND
                SMARTGROWTH(R) LIPPER  OPTIMAL MODERATE INDEX FUND
                 SMARTGROWTH(R) LIPPER  OPTIMAL GROWTH INDEX FUND

                   SUPPLEMENT DATED FEBRUARY 15, 2011 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 31, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI
--------------------------------------------------------------------------------

At the recommendation of Hennion & Walsh Asset Management, Inc. ("HWAM"), the adviser of the SmartGrowth Lipper Optimal Conservative Index Fund, the SmartGrowth Lipper Optimal Moderate Index Fund and the SmartGrowth Lipper Optimal Growth Index Fund (each, a "Fund" and together, the "Funds"), on February 15, 2011, the Board of Trustees of The Advisors' Inner Circle Fund II determined that it is in each Fund's best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and approved the closing and liquidation of the Funds. Effective immediately, the Funds are closed to new shareholders and additional purchases by existing shareholders, other than those from participants in plans that include the Funds as investment options. The Funds are expected to cease operations and liquidate on or about March 31, 2011 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under "How to Redeem Fund Shares." Redemptions made on or after the date of this supplement will not be subject to the 2.00% redemption fee, which ordinarily would be imposed on redemptions of shares made within 7 days of purchase. If no action is taken by a Fund shareholder prior to the Liquidation Date, each Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the respective Fund as of the Liquidation Date.

In anticipation of the Funds' liquidation, HWAM may manage the Funds in a manner intended to facilitate their orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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